UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2008

Date of reporting period:  September 30, 2008

Item 1. Reports to Stockholders.

Chase
Growth Fund

❖

Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2008

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 403
Charlottesville, Virginia 22902-5091

Advisor: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chaseinv.com

Chase Funds

November 12, 2008

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX) for the period ending September 30, 2008.  At the end of the third quarter, over 13,000 shareholders have $547.4 million invested in the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has $28.9 million with 200 shareholders.  On January 28, 2007, we initiated a Substantial Investor Class of shares in the Chase Growth Fund (CHAIX) with an annual expense ratio lower by 0.25% for direct shareholders who have invested $1 million or more.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 9th letter.

Fund Performance Overview

Our investment process combines fundamental, technical, and quantitative analysis. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth.  Both the Chase Growth Fund and the Chase Mid-Cap Growth portfolios include a diversified group of companies that we believe represent relatively outstanding investment opportunities.  The following is a discussion of the components and drivers of the performance of each fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

Chase Growth Fund (CHASX and CHAIX)

	6 months ended 9/30/08	1 year ended 9/30/08
Chase Growth Fund Class N (CHASX)	-9.02%	-14.93%
Chase Growth Fund SI Class (CHAIX)	-8.87%	-14.69%
Lipper Large Cap Growth Funds Index	-13.42%	-22.91%
Russell 1000® Growth Index	-11.22%	-20.88%
S&P 500® Index	-10.87%	-21.98%

Lipper Analytics Services, Inc.1 ranked the Chase Growth Fund Class N Shares (based on total return) #5 out of 267, #14 out of 559, #36 out of 674 and #4 out of 784 funds in its Large Cap Growth Universe for the ten years, five years, three years and one year periods ended 10/31/08, respectively.  Past performance is not a guarantee of future results.

On September 30th the Chase Growth Fund was invested in 33 stocks, which on average were rated A+ quality (with A++ being the strongest rating of relative financial strength and C++ being a satisfactory rating) by Value Line.  They range in market capitalization from $10.1 billion (ITT Corp.) to $235.6 billion (Wal-Mart Stores).

The last twelve months ended September 30th have been characterized by a declining equity market which began with the peak in the broader market averages in October of last year and has continued since, despite rebound rallies in the spring and summer of this year.  The decline accelerated during the last part of this period, with sharp declines for the month of September.  During this period, the Fund has been down less than its benchmarks.

Chase Funds

For the last six months, the Chase Growth Fund’s relatively good performance is partially attributable to our overweight position in the healthcare sector and our relatively low weightings in the energy sector for the worst part of its decline that began in August.  Our continued focus on reasonably priced, high quality, large cap growth stocks with consistent earnings growth enabled us to avoid most of the financial firms involved in the credit crisis. Individual stock selection, which was strong across most of the major sectors, was the main driver of relatively good returns.  For the twelve months ended September 30th, our five best performing stocks were Potash Corp. +51.89%, CSX Corp. +29.12%, Weatherford International Ltd. +20.85%, Wal-Mart Stores +16.13% and Baxter International +14.85%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have slightly lower five-year average annual earnings per share growth rates of 19% vs. 23% for the Russell 1000® Growth Index, as we have placed more emphasis on defensive growth stocks that are better able to maintain earnings growth in a more difficult environment.  They have also been slightly less profitable with a Return on Equity of 27% vs. 28%, and have slightly more, but still modest, debt with Debt to Total Capital of 27% vs. 25%.  Even during this turbulent market they sell at almost the same price/earnings multiple as the Russell 1000® Growth Index (16.5X vs. 16.4X) based on 2008 estimated earnings.  Our stocks are selling at 0.87 times their five-year historical growth rates compared to 0.73 times for the Russell 1000® Index Growth and 0.85 times their projected reinvestment rates compared to 0.79 times for the Russell 1000® Growth Index.

September 30, 2008	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

September 30, 2008	FUNDAMENTALS AND RATIOS

	P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Chase Funds

Chase Mid-Cap Growth Fund (CHAMX)

	6 months ended 9/30/08	1 year ended 9/30/08
Chase Mid-Cap Growth Fund (CHAMX)	-8.93%	-18.56%
Lipper MidCap Growth Funds Index	-13.02%	-24.16%
Russell Midcap® Growth Index	-13.92%	-24.65%

Lipper Analytics Services, Inc.1 ranked the Chase Mid-Cap Growth Fund (based on total return) #55 out of 425, #199 out of 532 and #35 out of 611 funds in its Mid-Cap Growth Fund Universe for the five years, three years and one year periods ended 10/31/08, respectively.  Past performance is not a guarantee of future results.

On September 30th the Chase Mid-Cap Growth Fund was invested in 44 stocks, which on average were rated B++ quality by Value Line.  They range in market capitalization from $1.2 billion (Genesee & Wyoming) to $18.6 billion (Express Scripts).

The performance pattern for the Chase Mid-Cap Growth Fund has been similar to that of the Chase Growth Fund over the last twelve months.  The fund returns were down substantially during this period, but less than the benchmarks.

Like the Chase Growth Fund, the Chase Mid-Cap Growth Fund has declined less than the benchmarks during the last six months.  We avoided some of the more troubled areas of the market by focusing on consistency and stability of earnings growth.  Our heavier emphasis on consumer staples and health care stocks helped relative performance, but stock selection was the key to relative performance, most notably in the financials, health care, industrials, and materials sectors.  Within our midcap growth mandate, we have favored some of the larger, more stable earning growth companies.  For the twelve months ended September 30th, our five best performing stocks were Icon Pub Ltd ADR +49.91%, Flowers Foods +28.05%, Genesee & Wyoming +17.29%, Church & Dwight +16.49, and Northern Trust Corp. +14.79%.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  While they have slightly lower five-year average annual earnings per share growth rates of 22% vs. 24% for the Russell Midcap® Growth Index, they have stronger balance sheets with Debt to Total Capital of only 23% vs. 30%.  They sell at a slightly higher price/earnings multiple than the Russell Midcap® Growth Index (18.3X vs. 17.7X) based on 2008 estimated earnings.  As with the Chase Growth Fund, we have focused more on high quality, more defensive growth stocks that are able to grow earnings in a difficult market environment.  Our mid-cap stocks are selling at 0.84 times their five-year historical growth rates compared to 0.74 times for the Russell Midcap® Growth Index and 0.95 times their projected reinvestment rates compared to 0.97 times for the Russell Midcap® Growth Index.

September 30, 2008	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

Chase Funds

September 30, 2008	FUNDAMENTALS AND RATIOS

	P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

MARKET OUTLOOK

Chase Investment Counsel Corporation’s investment process is bottom up and driven by our security selection methodology.  For shareholders who are interested in the economic and market outlook, we feel that the best way for our firm to provide this information is by presenting a thorough, and well researched compilation of relevant factors that we believe could influence the market over the near term.

POSITIVE FACTORS

•	In early July the S&P 500 fell below its median normalized historical P/E ratio of 17.3x and at 13.5 is significantly lower now. The S&P 500 Dividend Yield is the highest in over 13 years.

•
The “real” interest rate (Fed funds minus inflation) is now much lower than the real rates which preceded past recessions; International Strategy & Investment (ISI) notes that real interest rates are close to the lowest level in 28 years.  Low interest rates, plenty of liquidity, and favorable tax rates while they continue should soften any recession.

•
Since the finance sector is so critical to the economy, the Federal Reserve will probably be forced to maintain low interest rates, substantial liquidity, and special lending assistance (such as the $125 billion loan to AIG) to help the economy.  The recent decline in oil and other commodity prices has reduced short term inflation worries and gives the Fed more flexibility.

•
By November 11th the health of the global credit market had improved considerably with the TED spread at 1.735 down from its extraordinary 4.65 peak during the October credit crisis.  It’s encouraging that China has joined the global effort to provide growth with a huge $600 billion stimulus package equivalent to $2.5 trillion for an economy of our size.

•	With Money Market funds holding near a record high of $3.6 trillion on 10/31/08, substantial purchasing power is on the sidelines when investor confidence improves.

•
Since 1969 when Consumer Confidence has been below 66, which it has been 12.0% of the time, the DJIA has subsequently GAINED 20.9% per annum.  It fell to 38.0% in September, the lowest since the Conference Board began tracking consumer sentiment in 1967.

•
Investors Intelligence Advisors Sentiment, a contrary indicator at extremes, remains at pessimistic levels.  On November 5th, bulls were at only 30.3% and bears were at 48.3%.  Investors Intelligence recently commented that, “The current plethora of seemingly endless bad news is what you see at market bottoms.”

•
With 2,901 (a huge 92.6%) of the 3,130 NYSE stocks traded on October 10th recording new (52 week) lows, the market may well have registered an “internal bottom” even if the DJIA closes lower than its 8,451 close that day as it did on October 24th at 8,379 with only 1,125 new lows.

Chase Funds

•
We are now in the seasonally favorable six months (November-April).  The -27.3% decline in the DJIA was the worst “Hot Period” decline since 1950; even worse than 1974’s -20.46%, but eleven post WWII bear market declines turned around in the month of October.

RISK FACTORS

•
On November 7th the Lowry’s Analysis Selling Pressure Index was at its highest level since 2002 while their Buying Power index was recently at its lowest level since 1966.  At a major bottom Lowry’s expects to see a sharp, consistent drop in Selling Pressure which has not happened yet.  Lowry’s concludes that until there is broad buying on expanding volume there is no tangible evidence a major bottom has been reached.

•
After passage of the bailout bill, on October 3rd the Dow Transports finally closed below its January 2008 low.  Under Dow Theory we now have a Bear market reconfirmation.  Earlier in the week the DJIA had closed below the critical 10,725 level (a 50% retracement of the rise from the low in 2002 to the 2007 high).  According to the 50% Principle the Dow may test the entire rise from 7,286.

•
By some measures, equity valuations remain historically high.  On October 31st, Ned Davis Research estimated total common stock market capitalization (currently 4,600 U.S. common stocks) stood at 76.3% of nominal Gross Domestic Product; down 56% from its 3/31/2000 historic peak of 174.0%, close to its highs of 86.6% and 79.4% in 1929 and 1973, respectively.  By other measures such as price/earnings, relative yields, and book values, equities are not significantly overpriced.

•
Consumers have too much debt and financial organizations too much leverage as well as too many poor quality, or at least illiquid loans.  Risks include stricter lending requirements, increased mortgage defaults and the possibility of a global financial panic.  Mortgage issuance has declined drastically and the credit crisis has spread to credit cards (likely to involve substantial defaults/write-offs), auto loans, municipal financing and corporate debt.  Debt financing for many credit worthy small business borrowers is very restricted.  Deleveraging will take a long time.  As defaults rise, the huge credit derivative market could implode.

•	Consumer spending has been weakening due to excessive debt, declining home equity, and lack of confidence.

•	As the economic slowdown has spread globally, most of the major developed markets as well as emerging markets have broken their uptrend lines suggesting a global Bear phase is underway.

•
At 59 Barron’s Confidence Index is near its recent low of 55.9 with bond buyers continuing to prefer the perceived safety of the highest-grade bonds.  As Richard Russell reports under 70 (it first declined to 69.4 on 8/4/08) often signals a recession and suggests the economy and the trend of the stock market will be down during the next two to four months.

•	Geopolitical uncertainties remain high, especially the possibility of a war between Israel and Iran.

•	Corporate profit margins have been running at very high levels, 50% higher than the peaks of the ’60s–’90s, and may decline substantially in a weakening economy.

PERFORMANCE

•
Our investment process combines fundamental, technical, and quantitative analysis to control risk and build portfolios which we believe give us a good balance between making money and preserving capital.  We’re long only, use no leverage and on average our good quality, large cap growth stocks have been A rated according to Value Line.  For perspective, our Chase Growth Fund was ranked #5 out of 267, #14 out of 559, #36 out of 674 and #4 out of 784 funds by Lipper Analytics in its Large Cap Growth Universe for the ten years, five years, three years and one year periods ended 10/31/08, respectively.  In 2000, 94% of all the money in sector funds and

Chase Funds

ETFs was in what Ned Davis Research categorized as growth funds.  Since then, by style, Value generally outperformed Growth until May ’07.  On November 7th that ratio was 50.4%, still close to the record low and well below its 17 year mean of 61%.  With growth stocks underweighted they should continue to perform relatively well over what has historically been a 5-6 year style cycle.

CONCLUSION

•
For over a year we have warned our clients about the stock market’s vulnerability to the unwinding of huge financial engineering, derivatives, the debt bubble, heavily leveraged hedge funds, a private equity bubble, the housing bubble, and excess global liquidity.  The average bear market since 1949 resulted in a 29.9% decline in the S&P 500.  At the October 27th closing low of 849 it was down 45.8% from its October 2007 high.  The Volatility (Fear) Index recently rose over 80 with a 20 day moving average of 62.8 which is well above the 35-45 extremes seen by that MA near the 2000/03 bear market lows.  While we are still defensive, now that we are seeing investor fear resulting in real capitulation, exacerbated by forced Hedge Fund selling to pay off large redemptions, we are concentrating more of our efforts on identifying stocks that may provide outstanding appreciation during a sustainable recovery.

•
Bear markets are not one directional.  Between the 2000 peak and Lowry’s major Buy-signal on 3/17/03, there was a 1-month, two 2-month, and a 6-month rally (altogether 383 up days versus 399 down).  In 2000-2002 there were 16 rallies of 5% or more.  The stock market is trying to assess whether the Fed and other central banks will be successful in restoring investor confidence and avoiding a further meltdown.  We still expect a recession, maybe 7-8% unemployment, but nothing like the 1979-82 downturn when government policies resulted in 17% mortgage rates and a 10.8% peak in unemployment.  Many financial institutions face severe loan problems and it remains unclear whether, after what UBS described as “the biggest failure of ratings and risk management ever,” they will be willing and able to use their limited liquidity to help troubled clients.

•
Desperate to avoid a worsening financial crisis, the Fed, the U.S. Treasury, and various government agencies are socializing lending risks at the public’s expense.  After adding over $100 billion of bribes, causing a serious decline in consumer confidence and an additional 400 pages (versus the original three-page Treasury draft) the $700 billion bailout finally passed.  Unfortunately it doesn’t correct the basic problem which was the Community Reinvestment Act of 1977 which mandated that banks lend to low income families which had little possibility of repaying their loans.  As Thomas Donlan, the Editor of Barron’s (10/6/08) points out, the new version of the bailout/rescue bill preserves the principles that got us into trouble: loose credit, irresponsible subsidies, blind regulations and improper tax preferences.  It will undoubtedly result in serious unintended consequences.

•
We are emphasizing good quality defensive growth companies that are market leaders.  Both the economy and the stock market seem quite fragile and we do not believe the market as yet is fully discounting the possibility of post-election legislation resulting in higher taxes and anti-trade legislation.  The economic slowdown and the transition from speculation to risk aversion which markets are experiencing favors our good quality, reasonably priced, large cap growth stocks.  We believe our equities will continue to perform relatively well in that environment.  Our balanced portfolios typically have over 50% in reserves, primarily T-bills, short term Treasury notes and cash equivalents in anticipation of lower risk buying opportunities later this year or next.

•
As long term investors, we recognize that timing the market is very difficult.  One 35-year (420 month) study found that if you were out of the market just 5% of the time and missed the best 22 months, your 35-year gain would have been only 14% as much as the return on the S&P 500, even less than just holding T-bills.  Moreover, most investors who take money out of the market on a timely basis almost never get back in near the lows.

Chase Funds

Chase Investment Counsel Corp. manages $5 billion for clients in 38 states.  The Chase Growth Fund (CHASX & CHAIX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team, headed by David Scott, Chief Investment Officer, and Portfolio Manager Brian Lazorishak, that manages our large separate accounts.  As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact.

To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares in either fund held less than 60 days, computed on a first-in, first-out basis.  Such fees remain in the fund for the benefit of all shareholders.  As the assets in the Chase Growth Fund have grown, the expense ratio has continued to decline and is now at 1.17% on an annualized basis for the Class N (CHASX) shares; 0.92% for Substantial Investor Class (CHAIX) shares.  On the Chase Mid-Cap Growth Fund, our expense ratio remains capped at 1.48% and we plan to eliminate the front-end sales charge, which has never been charged to shareholders, when the Prospectus is updated in January 2009.  There are no annual Rule 12b-1 fees on either of our Funds.

We assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks.  The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together.  Listed below are the 10 largest holdings of each fund as of September 30, 2008.

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	McDonalds Corp.	5.00%	1.	St. Jude Med Inc.	4.03%
2.	Wal-Mart Stores	4.91%	2.	Church & Dwight Inc.	3.91%
3.	IBM	4.75%	3.	TJX Companies Inc.	3.59%
4.	Teva Pharmaceuticals Inds. ADR	4.49%	4.	Ametek Inc.	3.39%
5.	Johnson & Johnson	4.44%	5.	Cameron International Corp.	3.25%
6.	Baxter International Inc.	4.25%	6.	Staples Inc.	3.25%
7.	Lockheed Martin Corp.	4.24%	7.	Sigma Aldrich Corp.	3.05%
8.	Procter & Gamble Co.	4.00%	8.	Quest Diagnostics Inc.	2.99%
9.	Union Pacific Corp.	3.91%	9.	VF Corp.	2.97%
10.	Accenture Ltd. Bermuda	3.86%	10.	Bard CR Inc	2.95%

Derwood S. Chase, Jr., CIC, President	David B. Scott, CFA, Chief Investment Officer
Chase Investment Counsel Corporation	Chase Investment Counsel Corporation

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Chase Funds

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. You cannot invest directly in an index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges. You cannot invest directly in an index.

The Russell 1000® Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. You cannot invest directly in an index.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.  You cannot invest directly in an index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The Dow Jones Transports, also known as the Dow Jones Transportation Average, is the oldest U.S. stock market index and currently contains the stocks of 20 transportation-related companies.  You cannot invest directly in an index.

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

1
Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.  Each Lipper average represents a universe of Funds with similar investment objectives.  Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges.  Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

References to other funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.  The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.  The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.  Debt to total capital-ratio shows the relationship between a company’s debt and its available capital, indicating the financial leverage of the company.  A stock’s dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.  The TED spread is the difference between the rate for Treasury Bills and the rate for Eurodollar Bills.  Relative yield is the ratio of the yield spread to the yield level and is used for bonds.  The Book Value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.  Moving average is the average price of a security over a specified time period.

Barron’s Confidence Index is an indicator calculated by dividing the average yield on high-grade bonds by the average yield on intermediate-grade bonds.  A rising ratio indicates investors are demanding a lower premium in yield for increased risk and so are showing confidence in the economy.

Richard Russell is the editor and publisher of the Dow Theory Letters, which was founded in 1958 and is the oldest service continuously written by one person.  The Letters, published every three weeks, cover the US stock market, foreign markets, bonds, precious metals, commodities, economics --plus Russell’s widely-followed comments and observations and stock market philosophy.

The (Chicago Board Options Exchange (CBOE)) Volatility Index, also referred to as the Fear Index, shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk.

Quasar Distributors, LLC, Distributor.  (11/08)

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2008 (Unaudited)

Chase Growth Fund

Percentages represent market value as a percentage of total investments.

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE at September 30, 2008 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/08 – 9/30/08).

Chase Funds

EXPENSE EXAMPLE at September 30, 2008 (Unaudited), Continued

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/08	Value 9/30/08	Period 4/1/08 – 9/30/08*
Chase Growth Fund (Class N)
Actual	$1,000.00	$909.80	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.91

*
Expenses are equal to the Fund’s annualized expense ratio of 1.17% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/08	Value 9/30/08	Period 4/1/08 – 9/30/08*
Chase Growth Fund (Substantial Investor Class)
Actual	$1,000.00	$911.30	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.65

*
Expenses are equal to the Fund’s annualized expense ratio of 0.92% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/08	Value 9/30/08	Period 4/1/08 – 9/30/08*
Chase Mid-Cap Growth Fund (Class A)
Actual	$1,000.00	$910.70	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund –
Class N Shares versus the Russell 1000® Growth Index and the Lipper Large Cap Growth Funds Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2008	Year	Years	Years	Years	(1/29/07)
Chase Growth Fund – Class N Shares	-14.93%	0.94%	7.75%	6.41%	—
Chase Growth Fund – Substantial Investor Class Shares	-14.69%	—	—	—	-0.24%
Russell 1000 Growth Index	-20.88%	0.04%	3.74%	0.59%	-7.38%
Lipper Large Cap Growth Funds Index	-22.91%	-1.39%	3.33%	0.16%	-7.87%
Total Annual Fund Operating Expenses: Class N Shares – 1.18%; Substantial Investor Class Shares – 0.93%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000 Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1,500 Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

Chase Mid-Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap
Growth Fund versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index.

	One	Three	Five	Since Inception
Average Annual Total Return as of Sept. 30, 2008	Year	Years	Years	(9/1/02)
Chase Mid-Cap Growth Fund	-18.56%	-1.02%	8.27%	7.35%
Russell Midcap Growth Index	-24.65%	-0.75%	6.53%	9.68%
Lipper Mid-Cap Growth Funds Index	-24.16%	1.77%	7.23%	9.11%
Total Annual Fund Operating Expenses – 1.54%

Net Annual Fund Operating Expenses – 1.48% (net of contractual waiver and does not include acquired fund fees and expenses)

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2008
Shares	COMMON STOCKS: 96.2%	Value
	Beverage: 3.4%
261,600	PepsiCo, Inc.	$18,644,232
	Biotechnology: 4.0%
176,700	Amgen Inc.*	10,473,009
139,500	Genzyme Corp.*	11,284,155
		21,757,164
	Chemicals - Specialty: 2.4%
184,100	Praxair, Inc.	13,207,334
	Computer Hardware: 4.8%
222,300	International Business Machines Corp.	26,000,208
	Computer Software & Services: 6.8%
504,000	Adobe Systems Inc.*	19,892,880
129,000	CA Inc.	2,574,840
753,600	Symantec Corp.*	14,755,488
		37,223,208
	Conglomerates: 0.6%
59,600	ITT Corp.	3,314,356
	Consumer Goods/Services: 4.0%
313,800	Procter & Gamble Co.	21,868,722
	Defense: 7.6%
250,200	General Dynamics Corp.	18,419,724
211,700	Lockheed Martin Corp.	23,217,139
		41,636,863
	Drugs - Generic: 4.5%
536,900	Teva Pharmaceutical Industries Ltd. - ADR	24,584,651
	Drugs - Proprietary: 2.1%
202,700	Abbott Laboratories	11,671,466
	Energy/Oil Service: 5.8%
260,600	Schlumberger Ltd.	20,350,254
104,333	Transocean Inc.*	11,459,937
		31,810,191
	Finance/Banks: 2.6%
371,300	Wells Fargo & Co.	13,934,889

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2008, Continued
Shares		Value
	Finance Services - Diversified: 2.4%
538,300	Western Union Co.	$13,279,861
	Food: 3.4%
609,000	Sysco Corp.	18,775,470
	Health Care Products: 4.4%
350,900	Johnson & Johnson	24,310,352
	Health Care Services: 2.8%
210,100	Express Scripts, Inc.*	15,509,582
	Machinery: 1.0%
76,700	Danaher Corp.	5,322,980
	Medical Products: 7.8%
354,300	Baxter International, Inc.	23,252,709
275,400	Medtronic, Inc.	13,797,540
126,400	St. Jude Medical, Inc.*	5,497,136
		42,547,385
	Medical Supplies: 1.0%
68,300	Becton, Dickinson and Co.	5,481,758
	Office Products: 2.4%
582,000	Staples, Inc.	13,095,000
	Railroad: 6.7%
165,700	Burlington Northern Santa Fe Corp.	15,315,651
301,100	Union Pacific Corp.	21,426,276
		36,741,927
	Restaurants: 5.0%
443,400	McDonald’s Corp.	27,357,780
	Retail - Discount: 4.9%
448,400	Wal-Mart Stores, Inc.	26,854,676
	Service Companies: 3.9%
555,600	Accenture Ltd. - Class A	21,112,800
	Waste Disposal: 1.9%
328,700	Waste Management, Inc.	10,350,763
	Total Common Stocks (Cost $511,783,099)	526,393,618

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2008, Continued
Shares	SHORT-TERM INVESTMENTS: 4.7%	Value
25,772,265	Federated Treasury Cash Series II Fund	$25,772,265
	Total Short-Term Investments (Cost $25,772,265)	25,772,265
	Total Investments in Securities (Cost $537,555,364): 100.9%	552,165,883
	Other Liabilities in Excess of Assets: (0.9%)	(4,728,302)
	Net Assets: 100.0%	$547,437,581

ADR - American Depositary Receipt
* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2008
Shares	COMMON STOCKS: 98.3%	Value
	Apparel: 3.0%
11,100	VF Corp.	$858,141
	Beverage: 1.3%
7,700	Coca-Cola Femsa, S.A.B de C.V. - ADR	388,542
	Biotechnology: 2.0%
8,200	Techne Corp.*	591,384
	Business Services: 1.4%
8,200	Watson Wyatt Worldwide Inc. - Class A	407,786
	Chemicals - Specialty: 7.5%
10,300	Airgas, Inc.	511,395
16,200	Ecolab Inc.	786,024
16,800	Sigma-Aldrich Corp.	880,656
		2,178,075
	Computer Software & Services: 3.4%
7,000	CA Inc.	139,720
42,500	Symantec Corp.*	832,150
		971,870
	Computer - Storage: 1.6%
21,500	Western Digital Corp.*	458,380
	Conglomerates: 0.6%
3,300	ITT Corp.	183,513
	Consumer Goods & Services: 1.2%
6,700	Matthews International Corp. - Class A	339,958
	Containers: 2.2%
9,500	Greif Inc. - Class A	623,390
	Electrical Equipment: 4.4%
24,000	Ametek, Inc.	978,480
8,000	Woodward Governor Co.	282,160
		1,260,640
	Electrical Instruments: 2.1%
6,100	Mettler-Toledo International Inc.*	597,800
	Electronics: 2.1%
15,100	Amphenol Corp. - Class A	606,114

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2008, Continued
Shares		Value
	Energy/Oil & Gas Drilling: 2.0%
15,500	Atwood Oceanics, Inc.*	$564,200
	Energy/Oil & Gas Exploration & Production: 0.8%
5,300	Range Resources Corp.	227,211
	Energy/Oil Service: 3.3%
24,400	Cameron International Corp.*	940,376
	Engineering/Construction: 2.0%
10,700	Jacobs Engineering Group Inc.*	581,117
	Finance Services - Diversified: 2.5%
29,500	Western Union Co.	727,765
	Food: 2.3%
22,800	Flowers Food, Inc.	669,408
	Health Care Services: 9.1%
7,300	Covance Inc.*	645,393
8,400	Express Scripts, Inc.*	620,088
13,200	ICON plc - ADR*	504,900
16,700	Quest Diagnostics Inc.	862,889
		2,633,270
	Household Products: 3.9%
18,200	Church & Dwight Co., Inc.	1,130,038
	Internet Retail: 2.1%
8,700	Priceline.com, Inc.*	595,341
	Machinery: 2.2%
15,400	Donaldson Company, Inc.	645,414
	Medical Products: 4.0%
26,800	St. Jude Medical, Inc.*	1,165,532
	Medical Supplies: 3.0%
9,000	C. R. Bard, Inc.	853,830
	Office Products: 3.2%
41,700	Staples, Inc.	938,250
	Personal Care: 2.7%
28,200	Alberto-Culver Co.	768,168

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2008, Continued
Shares		Value
	Railroad: 4.0%
15,300	Genesee & Wyoming Inc. - Class A*	$574,056
13,200	Kansas City Southern*	585,552
		1,159,608
	Restaurants: 2.3%
26,900	Burger King Holdings Inc.	660,664
	Retail - Discount: 3.6%
34,000	The TJX Companies, Inc.	1,037,680
	Retail - Specialty: 1.8%
15,100	GameStop Corp. - Class A*	516,571
	Service Companies: 4.0%
18,200	Copart, Inc.*	691,600
8,100	Stericycle, Inc.*	477,171
		1,168,771
	Shipping: 2.8%
21,500	Kirby Corp.*	815,710
	Utilities - Electric/Gas: 1.2%
7,900	Energen Corp.	357,712
	Waste Disposal: 2.7%
22,700	Waste Connections, Inc.*	778,610
	Total Common Stocks (Cost $27,965,029)	28,400,839

	SHORT-TERM INVESTMENTS: 4.7%
1,364,765	Federated Treasury Cash Series II Fund	1,364,765
	Total Short-Term Investments (Cost $1,364,765)	1,364,765
	Total Investments in Securities (Cost $29,329,794): 103.0%	29,765,604
	Other Liabilities in Excess of Assets: (3.0%)	(861,210)
	Net Assets: 100.0%	$28,904,394

ADR - American Depositary Receipt
* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Chase Funds

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Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2008

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $537,555,364 and $29,329,794, respectively)	$552,165,883	$29,765,604
Receivables
Securities sold	13,228,066	460,598
Fund shares issued	1,172,326	15,000
Dividends and interest	302,455	12,062
Prepaid expenses	26,929	6,559
Total assets	566,895,659	30,259,823

LIABILITIES
Payables
Securities purchased	18,509,034	1,297,949
Fund shares redeemed	368,535	—
Due to Advisor	350,477	15,916
Shareholder servicing fees	90,379	6,304
Custody fees	16,201	1,635
Administration fees	36,480	3,783
Transfer agent fees and expenses	21,636	3,186
Audit fees	19,690	18,190
Fund accounting fees	17,824	3,748
Chief Compliance Officer fee	949	658
Accrued expenses	26,873	4,060
Total liabilities	19,458,078	1,355,429
NET ASSETS	$547,437,581	$28,904,394

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2008, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$426,473,018	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	24,737,750	—
Net asset value, offering and redemption price per share	$17.24	$—
Substantial Investor Class Shares
Net assets applicable to shares outstanding	$120,964,563	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	7,003,369	—
Net asset value, offering and redemption price per share	$17.27	$—
Class A Shares
Net assets applicable to shares outstanding	$—	$28,904,394
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	—	1,090,600
Net asset value, offering and redemption price per share	$—	$26.50

COMPONENTS OF NET ASSETS
Paid-in capital	$537,758,342	$29,317,450
Accumulated net investment income/(loss)	424,613	—
Accumulated net realized loss from investments	(5,355,893)	(848,866)
Net unrealized appreciation on investments	14,610,519	435,810
Net assets	$547,437,581	$28,904,394

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2008

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $57,085 and $825, respectively)	$7,756,263	$149,371
Interest	373,259	22,977
Total income	8,129,522	172,348
Expenses
Advisory fees (Note 3)	4,492,349	227,797
Shareholder servicing fees
(Class N Shares and Class A Shares, respectively) (Note 4)	1,225,957	75,932
Administration fees (Note 3)	459,519	45,559
Transfer agent fees and expenses (Note 3)	129,235	18,861
Fund accounting fees (Note 3)	108,324	22,683
Custody fees (Note 3)	97,443	7,779
Registration fees	45,150	9,800
Miscellaneous	44,230	2,610
Printing and mailing expense	35,623	1,660
Insurance expense	30,805	4,728
Trustees fees	23,939	7,358
Audit fees	19,690	18,190
Legal fees	16,180	15,865
Chief Compliance Officer fee (Note 3)	6,398	3,110
Total expenses	6,734,842	461,932
Less: Expenses waived by Advisor (Note 3)	—	(12,414)
Net expenses	6,734,842	449,518
Net investment income/(loss)	1,394,680	(277,170)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized gain/(loss) from investments	6,398,542	(596,544)
Net change in unrealized appreciation on investments	(101,240,066)	(5,430,268)
Net realized and unrealized loss on investments	(94,841,524)	(6,026,812)
Net Decrease in Net Assets Resulting from Operations	$(93,446,844)	$(6,303,982)

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	Sept. 30, 2008	Sept. 30, 2007
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,394,680	$994,130
Net realized gain from investments	6,398,542	40,774,897
Net change in unrealized
appreciation/(depreciation) on investments	(101,240,066)	61,890,422
Net increase/(decrease) in net assets
resulting from operations	(93,446,844)	103,659,449

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class N Shares	(800,124)	(1,877,699)
Substantial Investor Class Shares	(391,827)	—
From net realized gain on investments
Class N Shares	(44,038,806)	(18,965,356)
Substantial Investor Class Shares	(8,443,633)	—
Total distributions to shareholders	(53,674,390)	(20,843,055)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	73,606,583	(63,966,097)
Total increase/(decrease) in net assets	(73,514,651)	18,850,297

NET ASSETS
Beginning of year	620,952,232	602,101,935
End of year	$547,437,581	$620,952,232
Accumulated net investment income	$424,613	$222,339

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares
	Year		Year
	Ended		Ended
	Sept. 30, 2008		Sept. 30, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	8,100,147	$158,162,223	7,126,792	$140,360,682
Shares issued on
reinvestments of distributions	1,943,444	39,879,465	1,024,260	19,542,879
Shares redeemed*	(9,377,194)	(187,657,547)	(15,174,419)	(300,353,609)
Net increase/(decrease)	666,397	$10,384,141	(7,023,367)	$(140,450,048)
* Net of redemption fees of		$19,496		$28,006

Substantial Investor Class Shares
	Year		January 29, 2007**
	Ended		Through
	Sept. 30, 2008		Sept. 30, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,659,239	$72,945,254	4,450,816	$87,639,095
Shares issued on
reinvestments of distributions	423,576	8,687,548	—	—
Shares redeemed	(969,969)	(18,410,360)	(560,293)	(11,155,144)
Net increase	3,112,846	$63,222,442	3,890,523	$76,483,951

** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	Sept. 30, 2008	Sept. 30, 2007
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(277,170)	$(183,356)
Net realized gain/(loss) from investments	(596,544)	939,108
Net change in unrealized
appreciation/(depreciation) on investments	(5,430,268)	4,696,893
Net increase/(decrease) in net assets
resulting from operations	(6,303,982)	5,452,645

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments - Class A Shares	(956,607)	(2,334,040)
Distribution in excess - Class A Shares	(22,705)	—
	(979,312)	(2,334,040)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	5,432,681	343,102
Total increase/(decrease) in net assets	(1,850,613)	3,461,707

NET ASSETS
Beginning of year	30,755,007	27,293,300
End of year	$28,904,394	$30,755,007
Accumulated net investment income	$—	$—

(a) A summary of share transactions is as follows:

Class A Shares
	Year		Year
	Ended		Ended
	Sept. 30, 2008		Sept. 30, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	212,562	$6,573,673	125,802	$3,778,233
Shares issued on reinvestments of distributions	28,656	937,320	80,757	2,298,346
Shares redeemed*	(66,693)	(2,078,312)	(188,446)	(5,733,477)
Net increase	174,525	$5,432,681	18,113	$343,102
* Net of redemption fees of		$—		$17

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$22.20		$19.36		$19.02		$16.15		$13.47
Income from investment operations:
Net investment income/(loss)	0.04	(1)	0.03	(1)	0.04	(1)	(0.05	)(1)	(0.10)
Net realized and unrealized
gain/(loss) on investments	(3.04)		3.50		0.30		2.92		2.78
Total from investment operations	(3.00)		3.53		0.34		2.87		2.68
Less distributions:
From net investment income	(0.04)		(0.06)		—		—		—
From net realized gain on investments	(1.92)		(0.63)		—		—		—
Total distributions	(1.96)		(0.69)		—		—		—
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(2)
Net asset value, end of year	$17.24		$22.20		$19.36		$19.02		$16.15
Total return	(14.93%	)	18.79%		1.79%		17.77%		19.90%
Ratios/supplemental data:
Net assets, end of year (thousands)	$426,473		$534,456		$602,102		$484,325		$176,438
Ratio of expenses to average net assets:
Before expense recoupment	1.17%		1.17%	(4)	1.17%		1.18%		1.31%
After expense recoupment	1.17%		1.17%	(4)	1.17%		1.18%		1.37%	(3)
Ratio of net investment
income/(loss) to average net assets:
Before expense recoupment	0.20%		0.16%		0.18%		(0.27%	)	(0.71%	)
After expense recoupment	0.20%		0.16%		0.18%		(0.27%	)	(0.77%	)
Portfolio turnover rate	181.43%		136.99%		163.94%		86.68%		84.09%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective January 1, 2004, the Advisor contractually agreed to lower the net annual operating expense rate to 1.39%.
(4)	Effective June 21, 2007, the Advisor eliminated the expense cap.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Substantial Investor Class Shares
		January 29, 2007(1)
	Year Ended	Through
	September 30, 2008	September 30, 2007
Net asset value, beginning of period	$22.23	$19.04
Income from investment operations:
Net investment income	0.08 (2)	0.02	(2)
Net realized and unrealized gain/(loss) on investments	(3.03)	3.17
Total from investment operations	(2.95)	3.19
Less distributions:
From net investment income	(0.09)	—
From net realized gain on investments	(1.92)	—
Total distributions	(2.01)	—
Net asset value, end of period	$17.27	$22.23
Total return	(14.69% )	16.75%	(3)
Ratios/supplemental data:
Net assets, end of period (thousands)	$120,965	$86,496
Ratio of expenses to average net assets	0.92%	0.92%	(4)
Ratio of net investment income to average net assets	0.39%	0.18%	(4)
Portfolio turnover rate	181.43%	136.99%	(3)(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2007.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class A Shares
	Year Ended September 30,
	2008	2007		2006		2005		2004
Net asset value, beginning of year	$33.57	$30.39		$31.37		$24.51		$20.62
Income from investment operations:
Net investment loss	(0.25)	(0.19	)(1)	(0.14	)(1)	(0.21	)(1)	(0.21)
Net realized and unrealized
gain/(loss) on investments	(5.79)	5.97		(0.24)		7.30		4.10
Total from investment operations	(6.04)	5.78		(0.38)		7.09		3.89
Less distributions:
From net realized gain on investments	(1.01)	(2.60)		(0.60)		(0.23)		—
Distributions in excess	(0.02)	—		—		—		—
Total distributions	(1.03)	(2.60)		(0.60)		(0.23)		—
Paid-in capital from redemption fees	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—
Net asset value, end of year	$26.50	$33.57		$30.39		$31.37		$24.51
Total return	(18.56% )	20.57%		(1.24%	)	29.07%		18.87%
Ratios/supplemental data:
Net assets, end of year (thousands)	$28,904	$30,755		$27,293		$17,202		$8,142
Ratio of expenses to average net assets:
Before expense reimbursement	1.52%	1.52%		1.74%		2.34%		3.02%
After expense reimbursement	1.48%	1.48%		1.48%		1.48%		1.48%
Ratio of net investment
loss to average net assets:
Before expense reimbursement	(0.95% )	(0.68%	)	(0.71%	)	(1.63%	)	(2.58%	)
After expense reimbursement	(0.91% )	(0.64%	)	(0.45%	)	(0.77%	)	(1.04%	)
Portfolio turnover rate	112.40%	151.23%		119.98%		68.88%		80.95%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2008

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital, and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $10 billion and above.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class Shares, which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N Shares and the Substantial Investor Class Shares, performance will vary with respect to each class.  Under normal conditions, the Substantial Investor Class Shares are expected to have lower expenses than the Class N Shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by primarily investing in common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization.  The advisor considers a mid-cap security to be one that has a market capitalization of between $1 billion and $18 billion.  The Mid-Cap Fund only offers Class A Shares and commenced operations on September 1, 2002.

Shares of the Growth Fund Class N Shares and Mid-Cap Fund Class A Shares are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Substantial Investor Class Shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Growth Fund exceeds $1 million.  Substantial Investor Class Shares of the Growth Fund are typically not available through platforms, broker-dealers or other financial intermediaries.  They must be purchased directly through the Fund’s distributor, advisor or transfer agent.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2008, Continued

the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price.  Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Short-term investments are valued at amortized cost, which approximates market value.  Investments in other mutual funds are valued at their net asset value per share.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Effective March 31, 2008, the Funds adopted FIN 48.  Management of the Funds reviewed the tax positions in the open tax years 2005 to 2008 for the Growth Fund and the Mid-Cap Fund.  Management of the Funds determined that the implementation of FIN 48 had no impact on either Fund’s net assets or results of operations.

C.
Securities Transactions, Dividends and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2008, Continued

United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of Growth Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2008, the Funds made the following permanent tax adjustments on the statement of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Growth Fund	$(455)	$455	—
Mid-Cap Fund	277,170	(212,113)	$(65,057)

The differences between book and tax relate primarily to reclassification of dividends, net operating losses and distribution in excess.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2008, Continued

H.
New Accounting Pronouncements:  In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Funds believe the adoption of SFAS 157 will have no material impact on their financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

NOTE 3 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2008, Chase Investment Counsel Corporation (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 2008, the Growth Fund and the Mid-Cap Fund incurred $4,492,349 and $227,797 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% of average daily net assets.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2008, the Advisor reduced its fees and

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2008, Continued

absorbed Fund expenses in the amount of $12,414 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $81,756 at September 30, 2008 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2009	$59,114
2010	10,228
2011	12,414
$81,756

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian. For the year ended September 30, 2008, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

	Growth Fund	Mid-Cap Fund
Administration	$459,519	$45,559
Fund accounting	108,324	22,683
Transfer agency	85,886	15,038
Custody	97,443	7,779

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended September 30, 2008, the Growth Fund and the Mid-Cap Fund were allocated $6,398 and $3,110 of the Chief Compliance Officer fee, respectively.

NOTE 4 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Growth Fund Class N Shares and the Mid-Cap Fund Class A Shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2008, Continued

into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2008, the Growth Fund Class N Shares and the Mid-Cap Fund Class A Shares incurred shareholder servicing fees of $1,225,957 and $75,932 under the Agreement, respectively.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$1,064,056,642	$1,049,553,845
Mid-Cap Fund	37,052,221	32,877,360

NOTE 6 – LINE OF CREDIT

The Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $26,500,000 and $7,500,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2008, the Funds did not draw upon the lines of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

Growth Fund

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
Ordinary income	$13,721,429	$1,877,699
Long-term capital gains	39,952,961	18,965,356

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2008, Continued

Mid-Cap Fund

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
Long-term capital gains	$956,607	$2,334,040
Distributions in excess	22,705	—

Ordinary income distributions may include dividends paid from short-term capital gains.

The Funds have designated $39,952,961 and $956,607 as long-term capital gain dividend for the Growth Fund and the Mid-Cap Fund, respectively, pursuant to Internal Revenue Code section 852(b)(3).

As of September 30, 2008, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$537,555,364	$29,329,794
Gross unrealized appreciation	$40,049,486	$2,151,610
Gross unrealized depreciation	(25,438,967)	(1,715,800)
Net unrealized appreciation	$14,610,519	$435,810
Undistributed ordinary income	$424,613	$—
Undistributed long-term capital gain	—	—
Total distributable earnings	$424,613	$—
Other accumulated gains/(losses)	$(5,355,893)	$(848,866)
Total accumulated earnings/(losses)	$9,679,239	$(413,056)

(a)	Cost for federal income tax purposes is the same as cost for financial statement purposes.

At September 30, 2008, the Growth Fund and the Mid-Cap Fund deferred, on a tax basis, post-October losses of $5,355,893 and $848,866, respectively.

Chase Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Chase Growth Fund
Chase Mid-Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chase Growth Fund and Chase Mid-Cap Growth Fund, as of September 30, 2008, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2008

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees(1)
				Number of
				Portfolios
		Term of		in Fund
		Office and		Complex	Other
Name, Address	Position with	Length of	Principal Occupation	Overseen by	Directorships
and Age	the Trust	Time Served	During Past Five Years	Trustees(2)	Held
Walter E. Auch	Trustee	Indefinite	Management Consultant; formerly	2	Director, Sound
(age 87, dob 4/12/1921)		term since	Chairman, CEO of Chicago Board		Surgical
615 E. Michigan Street		February	Options Exchange (CBOE) and		Technologies,
Milwaukee, WI 53202		1997.	President of Paine Webber.		LLC; Trustee,
					Consulting
					Group Capital
					Markets Funds
					(Smith Barney)
					(11 portfolios);
					Trustee, The
					UBS Funds
					(57 portfolios).
James Clayburn LaForce	Trustee	Indefinite	Dean Emeritus, John E. Anderson	2	Trustee, The
(age 79, dob 12/28/1928)		term since	Graduate School of Management,		Payden Funds
615 E. Michigan Street		May	University of California, Los Angeles.		(21 portfolios);
Milwaukee, WI 53202		2002.			Trustee, The
					Metzler/Payden
					Investment Group
					(6 portfolios);
					Trustee, Arena
					Pharmaceuticals.
Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial Consultant	2	Trustee, The
(age 72, dob 6/18/1936)		term since	and former Executive Vice President		Forward Funds
615 E. Michigan Street		February	and Chief Operating Officer of		(16 portfolios).
Milwaukee, WI 53202		1997.	ICI Mutual Insurance Company
			(until January 1997).
George J. Rebhan	Trustee	Indefinite	Retired; formerly President, Hotchkis	2	Trustee,
(age 74, dob 7/10/1934)		term since	and Wiley Funds (mutual funds)		E*TRADE Funds
615 E. Michigan Street		May	(1985 to 1993).		(6 portfolios).
Milwaukee, WI 53202		2002.
George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	2	None.
(age 68, dob 10/8/1939)		term since	President, Federal Home Loan
615 E. Michigan Street		February	Bank of San Francisco.
Milwaukee, WI 53202		1997.

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Interested Trustee
Number of
Portfolios
		Term of		in Fund
		Office and		Complex	Other
Name, Address	Position with	Length of	Principal Occupation	Overseen by	Directorships
and Age	the Trust	Time Served	During Past Five Years	Trustees(2)	Held
Joe D. Redwine	Interested	Indefinite	President, CEO, U.S. Bancorp	2	None.
(age 61, dob 7/9/1947)	Trustee	term since	Fund Services, LLC since
615 E. Michigan Street		September	May 1991.
Milwaukee, WI 53202		2008.

Officers
Term of
Office and
Name, Address	Position with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp
(age 61, dob 7/9/1947)	Chief Executive	term since	Fund Services, LLC since
615 E. Michigan Street	Officer	September 2007.	May 1991.
Milwaukee, WI 53202
Douglas G. Hess	President and	Indefinite	Vice President, Compliance and Administration,
(age 41, dob 7/19/1967)	Principal	term since	U.S. Bancorp Fund Services, LLC since
615 E. Michigan Street	Executive	June 2003.	March 1997.
Milwaukee, WI 53202	Officer
Cheryl L. King	Treasurer and	Indefinite	Assistant Vice President, Compliance
(age 47, dob 8/27/1961)	Principal	term since	and Administration, U.S. Bancorp
615 E. Michigan Street	Financial	December 2007.	Fund Services, LLC since October 1998.
Milwaukee, WI 53202	Officer
Robert M. Slotky	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 61, dob 6/17/1947)	Chief Compliance	term since	LLC since July 2001; Senior Vice President, Investment
2020 E. Financial Way	Officer, AML Officer	September 2004.	Company Administration, LLC (May 1997 to July 2001).
Glendora, CA 91741
Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund Services,
(age 43, dob 4/16/1965)		term since	LLC, since May 2006; Senior Counsel, Wells Fargo Funds
615 E. Michigan Street		June 2007.	Management, LLC, May 2005 to May 2006; Senior Counsel,
Milwaukee, WI 53202			Strong Financial Corporation, January 2002 to April 2005.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

Chase Funds

NOTICE TO SHAREHOLDERS at September 30, 2008 (Unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code section 871(k)(2)(c) for the Growth Fund and the Mid-Cap Fund was 91.31% and 100.00%, respectively.

For the year ended September 30, 2008, certain dividends paid by the Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2008 was 100%.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2008

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on July 15, 2008, to elect two new Trustees to the Board and to approve the ratification of the prior appointment of one current Trustee of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, at the close of business on May 22, 2008, were entitled to attend or submit proxies.  As of the record date, the Trust had 109,009,551.55 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1. Election of Two New Trustees
Nominee	For Votes	Votes Withheld
Michael D. LeRoy	67,690,566.1576	161,711.1704
Joe D. Redwine	67,386,892.1216	165,385.2064
Proposal No. 2. Ratification of the Prior Appointment of One Current Trustee of the Board
Current Trustee	For Votes	Votes Withheld
George J. Rebhan	66,476,414.1932	1,075,863.1348

Effective September 1, 2008, the Board of Trustees of Advisors Series Trust consists of the following individuals:
Walter E. Auch, Independent Trustee	George J. Rebhan, Independent Trustee
James Clayburn La Force, Independent Trustee	Joe D. Redwine, Interested Trustee
Donald E. O’Connor, Independent Trustee	George T. Wofford, Independent Trustee
Effective December 1, 2008, the Board of Trustees of Advisors Series Trust consists of the following individuals:
Walter E. Auch, Independent Trustee	George J. Rebhan, Independent Trustee
James Clayburn La Force, Independent Trustee	Joe D. Redwine, Interested Trustee
Michael D. LeRoy, Independent Trustee	George T. Wofford, Independent Trustee
Donald E. O’Connor, Independent Trustee
Effective January 1, 2009, the Board of Trustees of Advisors Series Trust consists of the following individuals:
Michael D. LeRoy, Independent Trustee	Joe D. Redwine, Interested Trustee
Donald E. O’Connor, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee

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Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 403
Charlottesville, VA 22902-5091

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022-3205

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2008	FYE 9/30/2007
Audit Fees	$32,500	$30,900
Audit-Related Fees	N/A	N/A
Tax Fees	$5,400	$5,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2008	FYE 9/30/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2008	FYE 9/30/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  12/2/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  12/2/08

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  12/2/08

* Print the name and title of each signing officer under his or her signature.